                                                           EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT




Below is a list of all direct and indirect subsidiaries of the company, including all wholly-owned and partially-owned subsidiaries, in alphabetical order.



                                                                                              JURISDICTION
                                                                                              WHERE
                                                                                              SUBSIDIARY IS
NAME                                                                                          INCORPORATED
----                                                                                          ------------

Academy Mechanical Services Ltd.                                                              Canada

Acropol-Johnson Controls World Services Singapore Pte. Ltd.                                   Singapore

Adwest Johnson Controls Ltd.                                                                  U.K.

Apple Container Corp.                                                                         Delaware

B&W KUNSTSTOFF-MASCHINENBAU UND HANDELS GMBH                                                  Germany

B&W Kunststoffmaschinen Handelsgesellschaft GmbH                                              Germany

Braune und Wulsch Industrietechnik und Vertriebs GmbH                                         Germany

C.E.E.E. SARL                                                                                 France

CEMIS S.A.                                                                                    France

Canadian Fabricated Products Ltd.                                                             Canada

Controles Reynosa SA de CV                                                                    Mexico

Controles de Presion de Ciudad Juarez                                                         Mexico

Desarrollo y Pl. SA                                                                           Mexico

Ensamble de Interiores Automotrices, S.A. de C.V.                                             Mexico

Eurosit SA                                                                                    Spain



F.M.S. SrL                                                                                    Italy

Fluid Engineering Services Ltd.                                                               Canada

Forsythe Complete Seating, Inc.                                                               Georgia

G-U Export, Inc.                                                                              Wisconsin

Gaz Grunder & Anwendungs.                                                                     Germany

Global Energy Systems, S.A. de C.V.                                                           Mexico

Globe International Delaware, Inc.                                                            Delaware

Globe-Union, Inc, (DE)                                                                        Delaware

Haydon & Company Limited                                                                      U.K.

Haydon Air Conditioning Limited                                                               U.K.

Haydon Distribution Limited                                                                   U.K.

Haydon Group Limited                                                                          U.K.

Haydon Management Services Limited                                                            U.K.

Hoover Universal, Inc.                                                                        Michigan

Hyperion Corp.                                                                                Michigan

INDU TECNO spol s.r.o.                                                                        Czech Republic

Ikeda-Hoover Co. Ltd.                                                                         U.K.

Industries IAMSA SA de CV                                                                     Mexico

Interstate Battery System International, Inc.                                                 Delaware

J.C. Capital Corporation                                                                      Minnesota

J.R.I. Technologies Ltd.                                                                      U.K.

JC Export Inc.                                                                                Barbados


JC S.A.R.L. Luxembourg                                                                        Luxembourg

JCI Beteiligungs GmbH                                                                         Germany

JCI Canfab Ltd.                                                                               Canada

JCI Millet S.A.                                                                               France

JCI Regelungstechnik GmbH (A)                                                                 Austria

JCI Regelungstechnik GmbH (G)                                                                 Germany

JOROCA, NV                                                                                    Belgium

Johnson Control International Sp. z.o.o.                                                      Poland

Johnson Control Products, Ltd.                                                                Nevada

Johnson Control SpA                                                                           Italy

Johnson Control Systems Ltd.                                                                  U.K.

Johnson Control Systems Pensions Ltd.                                                         U.K.

Johnson Controles Ltda.                                                                       Brazil

Johnson Controles de Engenharia Ltda.                                                         Brazil

Johnson Controls (Barbados) Inc.                                                              Barbados

Johnson Controls (M) SDN BHD                                                                  Malaysia

Johnson Controls (Portugal) Componentes de Automoveis Lda.                                    Portugal

Johnson Controls (Proprietary) Limited                                                        South Africa

Johnson Controls (Suisse) S.A.                                                                Delaware

Johnson Controls (Thailand) Co., Ltd.                                                         Thailand

Johnson Controls (UK) Ltd.                                                                    U.K.

Johnson Controls Alagon, S.A.                                                                 Spain


Johnson Controls Australia Pty. Ltd.                                                          Australia

Johnson Controls Automation Systems BV                                                        The Netherlands

Johnson Controls Automobilovy Soucastky s.r.o.                                                Czech Republic

Johnson Controls Automotive (PTY) Ltd.                                                        South Africa

Johnson Controls Automotive (UK) Ltd.                                                         U.K.

Johnson Controls Automotive Components Group Ltd.                                             U.K.

Johnson Controls Automotive Components Ltd.                                                   U.K.

Johnson Controls Automotive Foam Ltd.                                                         U.K.

Johnson Controls Automotive NV                                                                Belgium

Johnson Controls Automotive South Africa (Pty) Ltd.                                           South Africa

Johnson Controls Automotive Spain S.A.                                                        Spain

Johnson Controls Automotive Systems S.A.                                                      Argentina

Johnson Controls Battery (U.K.) Ltd.                                                          U.K.

Johnson Controls Battery Group, Inc.                                                          Wisconsin

Johnson Controls DISC, Inc.                                                                   Delaware

Johnson Controls Engineering, Inc.                                                            Wisconsin

Johnson Controls Espana SA                                                                    Spain

Johnson Controls Facilities, Inc.                                                             Wisconsin

Johnson Controls France S.A.                                                                  France

Johnson Controls Gesellschaft m.b.H.                                                          Austria

Johnson Controls GmbH                                                                         Germany

Johnson Controls GmbH & Co. KG                                                                Germany




Johnson Controls Holding Company de Mexico, S.A. de C.V.                                      Mexico

Johnson Controls Holding Company, Inc.                                                        Delaware

Johnson Controls Hong Kong Ltd.                                                               Hong Kong

Johnson Controls II Assentos de Espuma Lda.                                                   Portugal

Johnson Controls International B.V.                                                           The Netherlands

Johnson Controls International Kft.                                                           Hungary

Johnson Controls International NV/SA                                                          Belgium

Johnson Controls International spol s.r.o.                                                    Czech Republic

Johnson Controls International spol s.r.o.                                                    Slovakia

Johnson Controls International, Inc.                                                          Delaware

Johnson Controls Investment Company, Inc.                                                     Delaware

Johnson Controls Jersey Limited                                                               Jersey,
                                                                                              Channel Islands

Johnson Controls Lahnwerk Verwaltungs GmbH & Co. KG                                           Germany

Johnson Controls Ltd.                                                                         Canada

Johnson Controls Managment Systems, Inc.                                                      Florida

Johnson Controls Marketing Verwaltungs GmbH                                                   Germany

Johnson Controls Martorell, S.A.                                                              Spain

Johnson Controls Nederland BV                                                                 The Netherlands

Johnson Controls Nederland Holding BV                                                         The Netherlands

Johnson Controls Network Integration Services, Inc.                                           Delaware

Johnson Controls Norden A/S                                                                   Norway

Johnson Controls Objekt Bochum GmbH & Co. KG                                                  Germany


Johnson Controls Objekt Bochum Verwaltungs GmbH                                               Germany

Johnson Controls Objekt Zwickau GmbH & Co. KG                                                 Germany

Johnson Controls Objekt Zwickau Verwaltungs GmbH                                              Germany

Johnson Controls Plastics C.I.S.A.                                                            Greece

Johnson Controls Plastics Ltd.                                                                U.K.

Johnson Controls Plastics NV/SA                                                               Belgium

Johnson Controls Plastics SpA                                                                 Italy

Johnson Controls Plastics-Holding NV/SA                                                       Belgium

Johnson Controls S.I.M. SpA                                                                   Italy

Johnson Controls SA                                                                           Switzerland

Johnson Controls SA/NV                                                                        Belgium

Johnson Controls Schwalbach GmbH                                                              Germany

Johnson Controls Services Ltd.                                                                Cayman Islands

Johnson Controls Shanghai Ltd.                                                                PRC

Johnson Controls Software (Asia) Pvt. Ltd.                                                    India

Johnson Controls SpA                                                                          Italy

Johnson Controls Systems S.A.                                                                 Switzerland

Johnson Controls Technologies, Inc.                                                           Michigan

Johnson Controls V.I., Inc.                                                                   U.S. Virgin Islands

Johnson Controls World Services (Thailand) Co., Ltd.                                          Thailand

Johnson Controls World Services Inc.                                                          Florida

Johnson Controls World Services Ltd.                                                          Canada




Johnson Controls de Mexico SA de CV                                                           Mexico

Johnson Controls do Brasil Automotive Ltda.                                                   Brazil

Johnson Controls(s) Pte. Ltd.                                                                 Singapore

Johnson Controls, Inc.                                                                        Wisconsin

Johnson Controls, SA de CV                                                                    Mexico

Johnson Controls/ Naue Engineering GmbH & Co. KG                                              Germany

Johnson Controls/Naue Engineering Verwaltungs GmbH                                            Germany

Johnson International Trade Co.                                                               Michigan

Johnson Service Co. (DE)                                                                      Delaware

Johnson Service Co. (NV)                                                                      Nevada

Johnson Yokogawa Corporation                                                                  Delaware

Joventa USA Inc.                                                                              Nevada

KTL Kunststoff-Technik GmbH & Co. KG                                                          Germany

KTL Kunststoff-Technik Verwaltungs GmbH                                                       Germany

Kata Aragon S.A.                                                                              Spain

Keiper de Mexico SA de CV                                                                     Mexico

Kentair (Wholesale) Limited                                                                   U.K.

Komplettsitzwerk Schwalbach GmbH                                                              Germany

MAJOR, SA                                                                                     France

Maintenance Automation Corporation                                                            Florida

NTU-Fabrik fur Gummihaarund Schaumstofftechnik GmbH                                           Slovakia

Naue Beteiligungs GmbH                                                                        Germany

                                      104


Naue GmbH & Co. KG Maschinenbau                                                               Germany

Naue Maschineubau Verwaltungs GmbH                                                            Germany

Naue de Mexico SA de CV                                                                       Mexico

Naue-France SARL                                                                              France

Naue-JCA Marketing GmbH & Co. KG                                                              Germany

Naue-Roth Insitu GmbH                                                                         Germany

Nicco Batteries Ltd.                                                                          India

Paul Carter (Environmental Services) Limited                                                  U.K.

Perfekta Algemeine Industrie - und Handels GmbH                                               Germany

Plastics USA Corporation                                                                      Michigan

Procord Limited                                                                               U.K.

Propel-Johnson Controls World Services (M) Sdn. Bhd.                                          Malaysia

Roth Johnson Technologie                                                                      France

Royal LePage Facility Management Services Ltd.                                                Canada

Semco-Johnson Controls Gerenciamento de Ativos Ltda.                                          Brazil

Setex, Inc.                                                                                   Ohio

Shanghai Johnson Battery Company Limited                                                      PRC

Shanghai Johnson Controls Co. Ltd.                                                            PRC

Shanghai Johnson Controls Factory Ltd.                                                        PRC

Sistemas Automotrice Summa SA de CV ("SAS")                                                   Mexico

St. Thomas Energy Exports, Inc.                                                               Virgin Islands

Syncro Partners N.V.                                                                          Belgium

                                      105


TechnoTrim, Inc.                                                                              Michigan

Tecnoconfort S.A.                                                                             Spain

Tolena S.A.                                                                                   Spain

Trim Masters Inc.                                                                             Kentucky

Trimco spol s.r.o.                                                                            Czech Republic

Uniloy  S.r.L.                                                                                Italy

Uniloy (U.K.) Ltd.                                                                            U.K.

Uniloy de Mexico SA de CV                                                                     Mexico

Urban Engineering Co.                                                                         Illinois

Vanpro Assentos Lda.                                                                          Portugal

Vanpro GmbH                                                                                   Germany

Varta Batteries Canada Ltd.                                                                   Canada

Vintec Co.                                                                                    Michigan

World Service Nederland BV                                                                    The Netherlands

World Services Gebaudemanagement GmbH & Co. KG                                                Germany

World Services Gebaudemangament Verwaltungs GmbH                                              Germany

YJC Engineering Chiba Company                                                                 Japan

Yokogawa Johnson Controls Corporation                                                         Japan


                                      106